Exhibit 99.1

August 2026

OUTLINE I. Overview 3 II. 2Q26 Highlights / Topics of Interest 8 » Leadership Transition 9 » Signature Bank of Georgia Acquisition 12 » Earning Assets 14 » Funding 19 » Net Interest Margin (NIM) 22 » Risk Management 28 » Capital 32 » Non - Interest Income Highlights 36 » Revenue 43 » Non - Interest Expense 46 » Net Income 49 2 III. Appendix: 2Q26 Press Release 56

OVERVIEW Impacting Lives for Success and Significance

6 4

OUR IDENTITY 5

OVERVIEW » Began in 1995 » Focused on Organic Growth, Augmented with Opportunistic Acquisitions ▪ 2004 – Newberry Federal ▪ 2006 – Bank of Camden ▪ 2008 – EAH Financial Planning Practice ▪ 2011 – Palmetto South Mortgage Corp. ▪ 2014 – Savannah River Financial Corp. ▪ 2017 – Cornerstone National Bank ▪ 2026 – Signature Bank of GA » June 30, 2026 ▪ $2.4 billion total assets ▪ Twenty - three (23) banking offices ▪ Largest community bank in SC Midlands » Dividends ▪ 98 Consecutive Quarters ▪ Current Yield – 2.09% 1 1 Based on 7/22/26 closing price of $32.49. Georgia South Carolina 6

Four Lines of Business OVERVIEW 7

2Q26 HIGHLIGHTS / TOPICS OF INTEREST Impacting Lives for Success and Significance

Impacting Lives for Success and Significance LEADERSHIP TRANSITION

Date Executive Position January 1, 2024 Drew Painter & Promoted to Co - Chief Commercial & Retail Vaughan Dozier Banking Officers & the Executive Leadership Team July 1, 2024 Ted Nissen Promoted to First Community Bank CEO and appointed to the Board of Directors. Responsible for leadership of all aspects of the Bank. Mike Crapps Continues as President & CEO of First Community Corporation. Focus on Board & Corporate Governance, Investor Relations, Strategy, Balance Sheet & Capital Management as well as leadership development. LEADERSHIP TRANSITION 10

Date Executive Position December 31, 2026 Ted Nissen To retire from the Bank and Board of Directors. January 1, 2027 Vaughan Dozier To be promoted to First Community Bank CEO and appointed to the Board of Directors. Drew Painter To be promoted to First Community Bank President and appointed to the Board of Directors. Ted Nissen To serve as a Consultant and Advisor to assist with transition Mike Crapps To continue in existing role as President and CEO of First Community Corporation. Note: Please see the Appendix for additional information on the leadership transition in the Q226 Press Release. LEADERSHIP TRANSITION 11

SIGNATURE BANK OF GEORGIA ACQUISITION » Accomplishes two Strategic Initiatives ▪ Additional growth market ▪ Addition of GGL/SBA lines of business » Closed: January 8, 2026 » Systems Conversion: March 13, 2026

ACQUISITION HIGHLIGHTS

Expansion is consistent with First Community's focus on thoughtful entry into growth markets

Augusta, GA	Greenville, SC	Rock Hill, SC / Charlotte MSA	Sandy Springs, GA / Atlanta MSA
2014	2017	2022	2026

Establishing a presence in the dynamic and high-growth Atlanta-Sandy Springs-Roswell, Georgia MSA

Proven expertise in SBA lending generating significant fee income

Ability to scale wealth management and residential mortgage platforms to a wider client base

Attractive transaction terms drive compelling pro forma financial results

Manageable TBV dilution (2.2 years earnback) coupled with meaningful capital accretion (TCE / TA improvement of ~35 bps) [1]

[1] Pro forma impact is presented for illustrative purposes only and is subject to change based on final purchase accounting entries

13

EARNING ASSETS Impacting Lives for Success and Significance

Yield 5.32% 5.65% 5.84% 6.02% Loan Portfolio 2026 YTD Annualized Growth = 11.0% 2 CRE as a % of RBC = 314.1% (4 th Quarter for 2023 - 2025 and 2 nd Quarter for 2026) EARNING ASSETS Composition 6/30/26 Millions 1 1 Includes $195.7 million related to the acquisition of Signature Bank. 2 Excludes $195.7 million related to the acquisition of Signature Bank. 15

» 2025 $90.5 million 7.4% annualized growth rate » 1Q26 $42.4 million 1 13.1% annualized growth rate » 2Q26 $ 29.1 million 7.5% annualized growth rate » 1H26 $71.6 million 1 11.0% annualized growth rate Notes: » Percent of Growth : 2Q26 ▪ CRE 65.6% ▪ C&I 35.7% ▪ Residential Mortgage (15.1%) ▪ Other 13.8% » Interest Rate Sensitivity : ▪ Principal cash flows, excluding prepayment estimates • 2H26 $128.7 million at a weighted average rate of 6.01% • 2027 $253.1 million at a weighted average rate of 5.62% Loan Portfolio Growth EARNING ASSETS 1 Excluding $195.7 million related to the acquisition of Signature Bank. 16

Yield 3.59% 3.40% 3.30% 3.33% AOCI/(AOCL) 1 ($28.2) ($25.5) ($18.4) ($18.2) Investment Portfolio Average Life: 5.4 years Effective Duration: 3.4 $506.2 $491.7 EARNING ASSETS Millions $492.2 1 AOCI is accumulated other comprehensive income and (AOCL) is accumulated other comprehensive loss. $510.8 Composition 6/30/26 17 (4 th Quarter 2023 - 2025 & 2 nd Quarter 2026)

Notes: Mix (2Q26) : » Floating 28.1% » Fixed 71.9% Principal Cash Flows : » 2H26 $27.3 million at a weighted average rate of 3.75% » 2027 $43.1 million at a weighted average rate of 3.71% Investment Portfolio EARNING ASSETS 18

FUNDING Impacting Lives for Success and Significance

Total Deposit Cost 1.69% 1.91% 1.73% 1.76% Non - Interest Bearing 29% 28% 27% 26% Millions $1,573.9 $1,779.0 $1,856.7 (4 th Quarter 2023 - 2025 & 2 nd Quarter 2026) $2,121.4 1 FUNDING 12/31/2023 12/31/2024 12/31/2025 06/30/2026 High Quality Deposit Franchise 1 Includes $229.8 million related to the acquisition of Signature Bank. 20

2Q26 » Sources of funds (Millions) Cash + Short - Term Investments $52.0 Investment Portfolio 1.8 Capital 7.2 Total $61.0 » Uses of funds Loans (includes loans held - for - sale) $34.2 Deposits 23.4 Customer Cash Management 3.4 Total $61.0 Summary: We utilized some of our excess liquidity to fund loan portfolio growth. Balance Sheet - Sources and Uses FUNDING 21

NET INTEREST MARGIN Impacting Lives for Success and Significance

NET INTEREST MARGIN (NIM) 23 1 Purchase accounting loan amortization on the acquired Signature Bank loan portfolio resulted in amortization expense of $437 thousand in 1Q26 and $178 thousand in 2Q26, thus reducing loan yields by 0.12% in 1Q26 and 0.05% in 2Q26. 1 1

NET INTEREST MARGIN (NIM) 24

NET INTEREST MARGIN (NIM) 25

NET INTEREST MARGIN (NIM) 1 Purchase accounting amortization on the acquired Signature Bank loan portfolio resulted in amortization expense of $437 thous and in 1Q26 and $178 thousand in 2Q26, thus reducing net interest margin by 0.08% in 1Q26 and 0.03% in 2Q26. 26 1 1

27 Notes: » NIM inflection began 2Q24 » Nine consecutive quarters of NIM expansion » Loan principal cash flows, excluding prepayment estimates: ▪ 2H26 $128.7 million at a weighted average rate of 6.01% ▪ 2027 $253.1 million at a weighted average rate of 5.62% » Investment portfolio principal cash flows: ▪ 2H26 $27.3 million at a weighted average rate of 3.75% ▪ 2027 $43.1 million at a weighted average rate of 3.71% NET INTEREST MARGIN (NIM) 27

RISK MANAGEMENT Impacting Lives for Success and Significance

Credit Quality RISK MANAGEMENT Net Charge - Offs (Recoveries) NPA / Assets 29

Provision for (Release of) Credit Losses ($ in thousands) Credit Quality RISK MANAGEMENT Allowance for Credit Losses as a Percentage of Total Loans 30

RISK MANAGEMENT 31

CAPITAL Impacting Lives for Success and Significance

33 Leverage Ratio (Bank) Total Capital Ratio (Bank) CAPITAL *On 5/7/26, announced a plan to utilize up to $7.5 million of capital to repurchase shares of FCCO’s common stock (3.4% of total shareholders’ equity at the time of the announcement). 33

Tangible Book Value CAPITAL Tangible Common Equity 34

Dividend CAPITAL 35 * July 21, 2026: Approved an increase in the cash dividend to $0.17 per share, payable on August 18, 2026, to shareholders o f r ecord as of August 4, 2026.

NON - INTEREST INCOME HIGHLIGHTS Impacting Lives for Success and Significance

Financial Planning / Investment Advisory Services AUM (millions) NON - INTEREST INCOME HIGHLIGHTS 37

Financial Planning / Investment Advisory Services Revenue and Pre - Tax Income (thousands) Pre - tax Profit Margin 31.0% 34.8% 38.5% 39.9% NON - INTEREST INCOME HIGHLIGHTS Thousands 38

Residential Mortgage Banking Production (millions) NON - INTEREST INCOME HIGHLIGHTS $135.7 $165.6 $202.7 39 $95.8

Pre - tax Profit Margin 2.5% 28.1% 39.5% 43.7% Residential Mortgage Banking Revenue and Pre - Tax Income ($ in thousands) $6,674.9 1 $5,201.3 1 $9,479.3 1 Note: Pre - tax net income includes fund transfer pricing, ACL, and miscellaneous allocations. 1 Includes mortgage late charges and other mortgage revenue. NON - INTEREST INCOME HIGHLIGHTS $12,354.1 1 40

Government Guaranteed Lending (GGL) Production (millions) NON - INTEREST INCOME HIGHLIGHTS 41 Note: 1) On April 10, 2026, First Community received the Preferred Lender Status from the Small Business Administration. 2) Loan Portfolio Size $59.7 million in loans held - for - investment and $0.0 million in loans held - for - sale at June 30, 2026.

Government Guaranteed Lending (GGL) Revenue and Pre - Tax Income ($ in thousands) NON - INTEREST INCOME HIGHLIGHTS 42 $1,412.6 Note: Pre - Tax Net Income includes funds transfer pricing, ACL and miscellaneous allocations. $1,920.8

REVENUE Impacting Lives for Success and Significance

(Millions) $60.6 $66.3 Total Revenue 1 Strength in Diversity of Revenue REVENUE 1 Adjusted for Securities Gains/Losses and early extinguishment of debt. 1 $79.0 44 $48.3

(Thousands) $19,530 $18,372 $20,602 Total Revenue 1 Strength in Diversity of Revenue $20,287 REVENUE $17,694 1 1 Adjusted for Securities Gains/Losses and early extinguishment of debt. 45 $25,138 $23,159

NON - INTEREST EXPENSE Impacting Lives for Success and Significance

NON - INTEREST EXPENSE Non - interest Expense (Millions) $53.3 $43.1 $47.5 47 $32.3

NON - INTEREST EXPENSE Non - interest Expense (Millions) $11.8 $17.0 $13.1 $13.7 $13.8 $12.8 48 $15.3

NET INCOME Impacting Lives for Success and Significance

1 Core net income and EPS exclude gains (losses) on sale of securities and bank premises, gain on investment in a bank fintech fun d, loss on disposition of assets related to the downtown Augusta branch closure, loss on early extinguishment of debt, gains on sale of OREO, write - downs on OREO, gains on insu rance proceeds, non - recurring BOLI income, and merger expenses. S ee non - GAAP reconciliation on pages 53 - 55. Core Net Income 1 / Core EPS 1 / Pre - Tax Pre - Provision Earnings NET INCOME Thousands 50

1 Core net income and EPS exclude merger expenses, gain on sale of OREO, write - downs on OREO, gains on insurance proceeds, and a gain on investment in a bank fintech fund. S ee non - GAAP reconciliation on pages 53 - 55. Core Net Income 1 / Core EPS 1 / Pre - Tax Pre - Provision Earnings By Quarter NET INCOME Thousands 51

FORWARD - LOOKING STATEMENTS SAFE HARBOR STATEMENT – In this presentation, unless the context suggests otherwise, references to “First Community,” the “Company” or “FCCO” refer to First Community Corporation and references to “we,” “us,” and “our” mean the combined business of the Company, First Community Bank (or “FCB”) and its wholly - owned subsidiaries . Any reference to “Signature Bank,” “Signature” or “SGBG” shall mean Signature Bank of Georgia . Additionally, unless otherwise noted, all Year - to - Date (YTD) figures refer to either June 30 , 2025 , or June 30 , 2026 , as indicated . This presentation and other written reports and statements made by us and our management from time to time may contain forward - looking statements . These statements include, without limitation, statements regarding our operating philosophy, growth plans and opportunities, strategies and financial performance, industry and economic trends and estimates and assumptions underlying accounting policies , the anticipated timing and benefits of the leadership transition, the consulting arrangement with Mr . Nissen, and the expected roles and responsibilities of FCB’s executive officers . Words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “focus,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “forward,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions are intended to identify such forward - looking statements . These forward - looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond our control . Although we believe that the assumptions underlying the forward - looking statements are reasonable, any of the assumptions could prove to be inaccurate . Therefore, we can give no assurance that the results contemplated in the forward - looking statements will be realized . The inclusion of this forward - looking information should not be construed as a representation by the Company or any other person that such future events, plans, or expectations will occur or be achieved . In addition to factors previously disclosed in the reports filed by us with the US Securities and Exchange Commission (the “SEC”), additional risks and uncertainties may include, but are not limited to : (1) the risk that anticipated cost savings or other expected benefits of the acquisition of SGBG may not be realized ; (2) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third - party relationships and revenues ; (3) the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected, including unemployment levels, supply chain disruptions, higher inflation and slowdowns in economic growth ; (4) the rate of delinquencies and amounts of charge - offs, the level of allowance for credit losses, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk - related losses and expenses ; (5) changes in legislation, regulation, policies or administrative practices, whether by judicial, governmental or legislative action ; (6) adverse conditions in the stock market, the public debt markets and other capital markets, including changes in interest rate conditions, which could continue to have a negative impact on the Company ; (7) changes in interest rates, which have and may continue to affect our deposit and funding costs, net income, prepayment penalty income, mortgage banking income and other future cash flows, or the market value of our assets, including our investment securities ; (8) technology and cybersecurity risks, including potential business disruptions, reputational risks and financial losses associated with potential attacks on or failures by our computer systems and computer systems of our vendors and other third parties ; (9) elevated inflation, which causes adverse risk to the overall economy and could indirectly pose challenges to our customers and business ; (10) any increases in FDIC assessment, which has increased and may continue to increase our cost of doing business ; (11) the adverse effects of events beyond our control that may have a destabilizing effect on financial markets and the economy, such as epidemics and pandemics, war or terrorist activities, essential utility outages, deterioration in the global economy, instability in the credit markets, disruptions in our customers’ supply chains or disruptions in transportation ; (12) risks associated with the planned leadership transition, including the ability to retain key employees, maintain client relationships, and successfully integrate new executive responsibilities ; and (13) any other risks described in our reports filed with the Securities and Exchange Commission . Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in our reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K . All subsequent written and oral forward - looking statements by us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements above . The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein . We undertake no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise, except as required by law . 52

NON - GAAP FINANCIAL MEASURES NON - GAAP FINANCIAL MEASURES – This presentation contains certain non - GAAP financial measures that are not in accordance with US Generally Accepted Accounting Principles (GAAP) . We use certain non - GAAP financial measures to provide meaningful, supplemental information regarding our operational results and to enhance investors’ overall understanding of our financial performance . The limitations associated with non - GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently . These disclosures should not be considered an alternative to our GAAP results . See the end of this presentation for a non - GAAP financial measures reconciliation to the most directly comparable GAAP financial measure . The table below provides a reconciliation of non - GAAP measures to GAAP for each of the periods indicated: 53

NON - GAAP RECONCILIATION The tables below provide a reconciliation of non - GAAP measures to GAAP for each of the periods indicated: 54 1 Core net income and EPS exclude gains (losses) on sale of securities and bank premises, gain on investment in a bank fintech fun d, loss on disposition of assets related to the downtown Augusta branch closure, loss on early extinguishment of debt, gains on sale of OREO, write - downs on OREO, gains on insu rance proceeds, non - recurring BOLI income, and merger expenses.

NON - GAAP RECONCILIATION The tables below provide a reconciliation of non - GAAP measures to GAAP for each of the periods indicated: 55 1 Core net income and EPS exclude merger expenses, gain on sale of OREO, write - downs on OREO, gains on insurance proceeds, and a g ain on investment in a bank fintech fund.

APPENDIX Impacting Lives for Success and Significance

APPENDIX 57 News Release For Release July 22, 2026 9:00 AM Contact: Michael C. Crapps, Chief Executive Officer and President D. Shawn Jordan, Executive Vice President & Chief Financial Officer or Robin D. Brown, Executive Vice President & Chief Marketing Officer (803) 951 - 2265 First Community Corporation Announces Leadership Transition, Second Quarter Results and Increased Cash Dividend LEXINGTON, SC, July 22, 2026 – Today, First Community Corporation (Nasdaq: FCCO), the holding company for First Community Bank, announced planned changes to the bank’s executive leadership team and discussed the results of operations and the company’s activities during the second quarter of 2026. The company announced that J. Ted Nissen will retire from his role as CEO and President of First Community Bank and as a director of the bank and its holding company, First Community Corporation, effective December 31, 2026. Mr. Nissen is a founding member of the bank’s Executive Leadership Team, and he has dedicated over four decades to the banking industry, thirty - one of those years at First Community Bank. He has served many industry and community organizations throughout his career including the South Carolina Bankers Association, the South Carolina Small Business Development Corporation, and the Lexington Medical Center Foundation, all of which have benefited from his talents and his commitment to actively supporting our industry and our local community.

APPENDIX 58 Mike Crapps, CEO and President of First Community Corporation, commented on Mr. Nissen’s retirement by saying, “Through his passion and hard work, Ted has contributed so much to so many during his very distinguished career. His contributions to First Community Bank have been significant, his impact is felt throughout our organization, and we will continue to benefit f rom the legacy that he has created for years to come. Words are not adequate to express our thanks to Ted for all that he has do ne for First Community and for all that he has meant to our board, our executive team, our employees, our customers, and our community members. We all wish him well as he moves into this next season.” With Mr. Nissen’s retirement, the CEO and President role will be split, and effective January 1, 2027, Vaughan R. Dozier will become Chief Executive Officer of First Community Bank and Joseph A. “Drew” Painter will become President of the bank. With their new roles, Mr. Dozier and Mr. Painter will join the company’s and bank’s board of directors. In his new position as CEO, Mr. Dozier will be responsible for overall bank operations and the oversight of the bank’s Executive Leadership Team including finance, credit, risk, operations, human resources, and marketing as well as the bank’s residential mortgage lendin g line of business. As President, Mr. Painter will be responsible for commercial and retail banking, financial planning and investment advisory services, and government guaranteed lending, as well as the bank’s Business Services and Branch Administration areas. Mr. Dozier and Mr. Painter are both seasoned bankers with long tenures with First Community, eighteen and twenty - three years, respectively. Both have much institution and industry knowledge that they will bring to their new roles . Both understand First Community’s business and culture on a deep level. Each has been incredibly successful in their various roles with the bank, having most recently served as Co - Commercial and Retail Banking Officers, leading significant geographic regions for the bank in addition to their service on the bank’s Executive Leadership Team. Each has graduated from the First Community Bank Leadership Institute, and each has also been recognized by the South Carolina Bankers Association as a Young Banker of the Year. Also , effective January 1, 2027, Michael Cromer and Trey Werner will assume the roles of Regional Executives, each responsible for the oversight of a geographic region of First Community’s network of banking offices. Mr. Cromer will oversee the Midlands region of South Carolina and the CSRA region of South Carolina and Georgia, while Mr. Werner will oversee the Upstate and Piedmont regions of South Carolina as well as the Atlanta/Sandy Springs, Georgia region. Both have had successful tenures with the bank, Mr. Cromer for eighteen years and Mr. Werner for ten years. They are seasoned and talented bankers who will positively impact these important regions for the bank in their new leadership roles. Mike Crapps will continue in his role as CEO and President of First Community Corporation focusing on board and corporate governance, investor relations, strategy, balance sheet and capital management, and leadership development.

APPENDIX 59 Commenting on the announced leadership transition, First Community board Chair Jimmy Chao said, “The long - term success and sustainability of First Community Bank has been and continues to be an ongoing focus of our company, and we have made it a priority to invest in our people to prepare them for future leadership opportunities. This current leadership transitio n b egan in 2023, and it has been implemented in stages over these past several years. Historically, most of our bank’s growth and success has been driven organically under the leadership of Vaughan and Drew. We are committed to a seamless and successful leadership transition of the CEO and President roles to Vaughan and Drew and have great confidence in their partnership leading our bank to even greater success. While Ted has chosen to leave his role a little earlier than planned, due to personal health reasons, we are fortunate that he will continue in a consulting role through December 31, 2027, to help ensure a smooth transition. Our board of directors is incredibly grateful to Ted for all of his many contributions to First Community through the years. He has generously shared his time and talents with our company and led with a servant’s heart to impact lives for success and significance.” *** Remainder of the earnings release intentionally omitted.